CAPITAL STOCK PURCHASE AGREEMENT

      CAPITAL STOCK PURCHASE AGREEMENT, entered into effective as of October 7th, 2004, by and among the individuals listed on the signature page (collectively the "Selling Shareholders"); and Palomar Enterprises, Inc., a Nevada company, maintaining an office at 120 Birmingham Drive, Suite 110G, Cardiff, CA 92007 (the "Purchaser").

                             BACKGROUND INFORMATION

      This Agreement sets forth the terms and conditions upon which Purchaser is acquiring from the Selling Shareholders and the Selling Shareholders are selling and delivering to the Purchaser, respectively, free and clear of all liabilities, obligations, claims, liens and encumbrances, an aggregate of 29,000,000 shares (the "Shares") of the Common Stock, $.10 par value, of MarketShare Recovery, Inc., a Delaware corporation, (the "Company") held in the name of each respective Selling Shareholder. Concurrently herewith, the Purchaser and the Company have entered into an Asset Purchase Agreement with regard to the Company's purchase of certain assets of a division of the Purchaser (the "Asset Purchase Agreement").

                              OPERATIVE PROVISIONS

                                    ARTICLE 1

                         Purchase and Sale of Securities

      1.1 Securities to be Sold. Subject to the terms and conditions of this Agreement, at the Closing referred to in Section 1.4 hereof, the Selling Shareholders shall sell and deliver to the Purchaser good, valid and marketable title to the Shares, free and clear of all liabilities, obligations, claims, liens and encumbrances, by delivering to the Purchaser one or more stock certificates representing the Shares, duly endorsed in blank or accompanied by one or more stock powers duly endorsed in blank, in either case with medallion signature guarantees, in the name of the Purchaser and in form for transfer satisfactory to counsel for the Purchaser.

      1.2 Purchase Price of the Securities. The aggregate purchase price to be paid by the Purchaser to the Selling Shareholders for the Shares shall be One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) (the "Purchase Price").

      1.3 Payment of Purchase Price. Subject to the terms and conditions of this Agreement, in reliance on the representations, warranties and agreements of the Selling Shareholders contained herein, and in consideration of the sale and delivery of the Shares, the Purchaser shall pay the Purchase Price at the Closing, by written instruction to Sommer & Schneider LLP (the "Escrow Agent") pursuant to that certain Escrow Agreement by and between the Purchaser and the Escrow Agent of even date herewith.

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      1.4 Closing. The closing of the sale and purchase of the Shares shall take place at such time and place as may be agreed to by the parties but no later than October 31, 2004 (the "Closing").

      (a) On or before the Closing, the Selling Shareholders shall deliver to the Escrow Agent:

            (i) one or more certificates for the Shares, duly endorsed in blank or accompanied by one or more stock powers duly endorsed in blank, in either case with medallion signature guarantees, in the name of the Purchaser and in form for transfer satisfactory to counsel for the Purchaser, and

            (ii) an executed copy of this Agreement (or a photocopy or facsimile thereof).

      (b) On or before the Closing, the Purchaser shall deliver to the Escrow
Agent:

            (i) the Purchase Price, and

            (ii) an executed copy of this Agreement (or a photocopy or facsimile thereof).

      Each party shall be responsible for all fees and costs incurred by it or on its behalf in connection with the negotiation of this Agreement and the Closing.

      Promptly upon receipt of the funds and documents required to be delivered (the date upon which all such funds and documents are actually received by the Escrow Agent being hereinafter referred to as the "Closing Date"), the Escrow Agent shall (a) deliver the Shares to the Purchaser, duly endorsed in blank or accompanied by one or more stock powers duly endorsed in blank, in either case with medallion signature guarantees, in the name of the Purchaser and in form for transfer satisfactory to counsel for the Purchaser, and (b) pay out, as directed, the Purchase Price to the Selling Shareholders.

                                    ARTICLE 2

           Representations and Warranties of the Selling Shareholders

      Each of the Selling Shareholders represents, warrants and agrees as follows:


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      2.1 Title to Securities. The Selling Shareholders are the sole record and beneficial owners of the Shares. The Shares are free and clear of all liens, claims, encumbrances and restrictions, legal or equitable, of every kind, except for certain restrictions on transfer imposed by federal and state securities laws. The Selling Shareholders have full and unrestricted legal right, power and authority to sell, assign and transfer the Shares to Purchaser without obtaining the consent or approval of any other person or governmental authority, and the delivery of such Shares to Purchaser pursuant to this Agreement will transfer valid title thereto, free and clear of all liens, encumbrances, claims and restrictions of every kind, except for certain restrictions on transferability imposed by federal and state securities laws. The execution of this Agreement and the consummation of the transactions contemplated hereby will not constitute a default under any provision of any agreement by which the Selling Shareholders are bound.

      2.2 Authorization. When executed and delivered by Selling Shareholders, this Agreement will constitute the valid and binding obligations of the Selling Shareholders, enforceable in accordance with its terms.

      2.3 Consent. No consent, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority or private person or entity on the part of Selling Shareholders are required in connection with the execution and delivery of this Agreement or the consummation of any other transaction contemplated hereby, except as shall have been duly taken or effected prior to the Closing.

      2.4 No Broker. No broker or finder has acted for the Selling Shareholders in connection with this Agreement or the transactions contemplated herein, and no broker or finder is entitled to any brokerage or finder's fees or other commissions in respect of such transactions based in any upon agreements, arrangements or understandings made by or on behalf of the Selling Shareholders.

                                    ARTICLE 3

           Representations, Warranties and Covenants of the Purchaser

         The Purchaser represents and warrants to, and covenants with, the Selling Shareholders as follows:

      3.1 Authorization. When executed and delivered by the Purchaser, this Agreement will constitute the valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms.

      3.2 No Contractual Violation. Neither the execution, delivery nor performance of this Agreement by the Purchaser, including the consummation by the Purchaser of the transactions contemplated hereby, will constitute a violation of or a default under, or conflict with, any term or provision of the any contract, commitment, indenture or other agreement, or of any other private restriction of any kind, to which the Purchaser is a party or by which it is otherwise bound.

      3.3 Investigation. Purchaser has made an independent investigation of the Company and is not relying on any representations or information written or verbal, from the Company or the Selling Shareholders except as set forth in the Company's filings under the Securities Exchange Act of 1934, and in this Agreement.

      3.4 Accredited Investor. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended and is acquiring the Shares for investment purposes; and understands the risk and other factors related to the Shares of the Company, including the possible loss of its investment.

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      3.5 Legend. Purchaser understands that the Shares will bear a customary legend restricting resales of the securities represented thereby unless such securities are registered under the Securities Act of 1933, as amended or an exemption is available therefrom.

      3.6 No Broker. No broker or finder has acted for the Purchaser in connection with this Agreement or the transactions contemplated herein, and no broker or finder is entitled to any brokerage or finder's fees or other commissions in respect of such transactions based in any upon agreements, arrangements or understandings made by or on behalf of the Purchaser.

                                    ARTICLE 4

                       Additional Agreements and Covenants

      The parties further agree and covenant as follows:

      4.1 Delivery of Additional Instruments on Request. Each party agrees to execute and deliver or cause to be executed and delivered at the Closing, and at such other times and places as shall be reasonably agreed to, such additional instruments as the other party may reasonably request for the purpose of fully effecting the transactions herein contemplated.

      4.2 Agreements as to Conditions. Each party agrees to use its best efforts to satisfy each and every of the conditions set forth in Sections 6 and 7, respectively, of this Agreement.

      4.3 Confidentiality. The parties hereto will maintain in confidence written, oral or other information obtained from the other party regarding this transaction or any other information unless such information is or becomes publicly available through no fault of such party or the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

      4.4 Public Announcements. The parties hereto agree that no disclosure or public announcement with respect to this Agreement, or any transactions contemplated by this Agreement, shall be made by any party hereto without the prior written consent of the other party, which consent shall not be unreasonably withheld.

      4.5 Brokerage Fee. The parties hereto agree to indemnify and hold harmless the other from and against any and all claims, losses, liabilities or expenses which may be asserted against or suffered by any as a result of any broker, finder or other person claiming any fee or commission by reason of services rendered or alleged to have been rendered for or at the instance of a particular party hereto with respect to the negotiation or execution of this Agreement or to the delivery of the consideration herein specified.

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                                    ARTICLE 5

                                 Indemnification

      5.1 Indemnification. The Selling Shareholders shall indemnify and hold harmless the Purchaser at all times from and after the date of this Agreement against and in respect of all demands, claims, actions, liabilities, damages, losses, judgments, assessments, costs and expenses (including without limitation interest, penalties and attorney fees) asserted against, resulting to, imposed upon or incurred by the Purchaser, directly or indirectly, and arising from (a) a breach of any representation or warranty, made or to be performed by the Selling Shareholders under this Agreement, or (b) a breach of any representation or warranty, made or to be performed by the Company under the Asset Purchase Agreement (individually a "Claim" and collectively, the "Claims").

      Notwithstanding the foregoing, the Purchaser shall only be entitled to indemnification hereunder if Purchaser gives notice of a Claim to the Selling Shareholders in accordance with Section 5.2 by that day which is two years from the date of Closing. Additionally, in no event shall the aggregate amount of losses for which the Purchaser has the right to seek indemnification from the Selling Shareholders exceed Three Hundred Forty Thousand and 00/100 Dollars ($340,000).

      Notwithstanding anything contained herein to the contrary, the indemnification provisions herein shall not limit or restrict in any way the indemnification obligations which the Selling Shareholders may have under any other agreement with the Purchaser or the Company.

      5.2 Notification. The Purchaser shall, upon becoming aware or being put on notice of the existence of a Claim with respect to which Purchaser may be entitled to indemnification pursuant to this Article 5, promptly notify the Selling Shareholders in writing of such matter at the address specified on the signature page to this Agreement.

      5.3 Settlement and Defense of Claims. Except as hereinafter provided, upon receiving notice in accordance with section 5.2, the Selling Shareholders shall have the right to settle at his own cost and expense all Claims which are susceptible of being settled or defended, and to defend, through counsel of his own choosing and at his own cost and expense, any third party action which may be brought in connection therewith; provided, that the Selling Shareholders shall be required to keep Purchaser fully and currently informed as to all settlement negotiations and the progress of any litigation; and provided further that the Purchaser shall have the right to fully participate in the defense and settlement of any Claim at its own expense.

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                                    ARTICLE 6

                     Conditions to Closing by the Purchaser

      The obligation of the Purchaser to consummate the transactions herein contemplated is subject to the satisfaction at or prior to the Closing of each of the following conditions, and if the Purchaser shall not consummate such transactions by reason of the failure of any of such conditions to be met as herein provided, the Purchaser shall have no liability to the Selling Shareholders.

      6.1 Inspection Period. The Purchaser shall have until Closing in order to satisfy itself that the Company and the Shares have been adequately represented to the Purchaser (the "Inspection Period"). If at any time during this Inspection Period the Purchaser determines not to proceed with the acquisition of the Shares, the Purchaser shall so notify the Selling Shareholders in writing and the Purchaser shall have no obligation to the Selling Shareholders, except as to the confidentiality provisions set forth herein.

      6.2 Truthfulness of Representations and Warranties. Each of the representations and warranties of the Selling Shareholders contained in this Agreement shall be true and correct as of the Closing with the same effect as though such representations and warranties had been made on and as of such date. Each such representation and warranty shall survive the consummation of the transactions contemplated by this Agreement and shall remain in full force and effect thereafter.

      6.3 Performance. Each of the agreements of the Selling Shareholders to be performed or complied with at or before the Closing pursuant to the terms hereof shall have been duly performed or complied with.

      6.4 Consents. All consents to the consummation of the transactions contemplated herein which are required in order to prevent a breach of, or a default under, the terms of any agreement to which the Selling Shareholders are a party or is bound shall have been obtained.

      6.5 No Litigation Threatened. No action or proceeding shall have been instituted or, to the knowledge of the Selling Shareholders, shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit the transactions contemplated herein. No governmental agency or body shall have taken any other action or made any request of the Purchaser or the Selling Shareholders as a result of which the Purchaser deems it inadvisable to proceed with the transaction.

      6.6 Closing of Stock Purchase Agreement. Concurrently with, the Closing, there shall occur a closing on the transaction contemplated by the Asset Purchase Agreement between the Company and the Purchaser.

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                                    ARTICLE 7

                Conditions to Closing by the Selling Shareholders

      The obligation of the Selling Shareholders to consummate the transactions herein contemplated shall be subject to the satisfaction of the Purchaser on or prior to the Closing of each of the following conditions, and if the Seller shall not consummate such transactions by reason of the failure of any of such conditions to be met as herein provided, the Selling Shareholders shall have no liability to the Purchaser.

      7.1 Truthfulness of Representations and Warranties. Each of the representations and warranties of the Purchaser contained in this Agreement shall be true and correct as of the Closing with the same effect as though such representations and warranties had been made on and as of such date. Each such representation and warranty shall survive the consummation of the transactions contemplated by this Agreement and shall remain in full force and effect thereafter.

      7.2 Performance. Each of the agreements of the Purchaser to be performed or complied with on or before the Closing pursuant to the terms hereof shall have been duly performed and complied with.

      7.3 No Litigation Threatened. No action or proceeding shall have been instituted or, to the knowledge of the Purchaser, shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit the transactions contemplated herein. No governmental agency or body shall have taken any other action or made any request of the Selling Shareholder or Purchaser as a result of which the Selling Shareholder deems it inadvisable to proceed with the transaction.

                                    ARTICLE 8

                            Miscellaneous Provisions

      8.1 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram to the applicable address appearing on the preamble or the signature page to this Agreement, or to such other address as either party may have designated by like notice forwarded to the other party hereto. All notices, except notices of change of address, shall be deemed given when mailed or hand delivered and notices of change of address shall be deemed given when received.

      8.2 Binding Agreements; Assignability. Each of the provisions and agreements herein contained shall be binding upon and inure to the benefit of the personal representatives, heirs, devisees and successors of the respective parties hereto and shall be assignable by the Purchaser without the prior written approval of the Selling Shareholders.

      8.3 Entire Agreement. This Agreement, and the other documents referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each party.

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      8.4 Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

      8.5 Headings. The headings of this Agreement are inserted for convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof.

      8.6 Application of California Law; Venue. This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of New California. Venue for any legal action which may be brought hereunder shall be deemed to lie in Orange or San Diego County, California.

      8.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      8.8 Legal Fees and Costs. If a legal action is initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each successful party or his, her or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of and shall be paid or reimbursed by the unsuccessful party(ies).

                                    ARTICLE 9

                                  Escrow Agent

      Selling Shareholders and Purchaser acknowledge that Escrow Agent is merely a stakeholder, and that Escrow Agent shall not be liable for any act or omission unless taken or suffered in bad faith, in willful disregard of this Agreement or involving gross negligence. Escrow Agent shall not be liable for the failure of the institution(s) in which the Purchase Price has been deposited. Selling Shareholders and Purchaser agree to indemnify and hold Escrow Agent harmless from and against any reasonable costs, claims or expenses incurred in connection with the performance of the Escrow Agent's duties hereunder, unless such costs, claims or expenses are occasioned by Escrow Agent's gross negligence, bad faith, or its willful disregard of this Agreement.

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      Escrow Agent shall not be bound by any agreement between Selling
Shareholders and Purchaser, whether or not Escrow Agent has knowledge thereof, and Escrow Agent's only duties and responsibilities shall be to hold, and to dispose of, the Purchase Price and Shares in accordance with this Agreement. Escrow Agent may consult with counsel, and any opinion of counsel shall be full and complete authorization and protection in respect to any action taken or omitted by Escrow Agent hereunder in good faith and in reliance upon such opinion. All instructions or notices given to the Escrow Agent shall be in writing and delivered in accordance with the requirements of this Agreement. For purposes of this paragraph, such instructions and notices shall be deemed delivered on the date of delivery, if by hand, or on the date of mailing if mailed, except that no instruction or notice to Escrow Agent shall be deemed effectively delivered to Escrow agent until actual receipt thereof by Escrow Agent. Escrow Agent may, but shall not be required to, represent Selling Shareholders in any matter relating to this Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                              Purchaser

                              PALOMAR ENTERPRISES, INC.


                              By: /s/ Steven Bonenberger
                                 -----------------------------------------------
                                  Steven Bonenberger, President


Shares Sold                   The Selling Shareholders

                              /s/ Raymond Barton
                              --------------------------------------------------
                              Signature
14,500,000 Shares
                              Raymond Barton
                              --------------------------------------------------
                              Name

                              95 Broadhollow Road, Suite 101
                              Melville, New York 11747
                              Address

                              /s/ Timothy Schmidt
                              --------------------------------------------------
                              Signature
14,500,000 Shares
                              Timothy Schmidt
                              --------------------------------------------------
                              Name

                              95 Broadhollow Road, Suite 101
                              Melville, New York 11747
                              Address

                              Escrow Agent
                              --------------------------------------------------

                              Sommer & Schneider LLP


                              By:
                                 -----------------------------------------------
                                 Joel C. Schneider, Partner

                              Address:          Sommer & Schneider LLP
                                                595 Stewart Avenue, Suite 710
                                                Garden City, NY  11430

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